Exhibit 17(b)(iii)

PROSPECTUS DECEMBER 29, 1999
--------------------------------------------------------------------------------

100% U.S. TREASURY
SECURITIES MONEY
MARKET FUND

TREASURY PLUS
MONEY MARKET FUND

FEDERAL MONEY
MARKET FUND

U.S. GOVERNMENT
MONEY MARKET FUND

CASH MANAGEMENT
FUND

PRIME MONEY
MARKET FUND

TAX FREE MONEY
MARKET FUND

Chase Vista
Money Market Funds

THIS PROSPECTUS OFFERS:
INSTITUTIONAL SHARES

The Securities and
Exchange Commission
has not approved or
disapproved these
securities of determined
if this prospectus is
truthful or complete.
Any representation to the
contrary is a criminal
offense.

[CHASE VISTA(SM) LOGO]

                                                                    PSMMI-1-1299


 100% U.S. TREASURY SECURITIES
 MONEY MARKET FUND                                 1

 TREASURY PLUS MONEY MARKET FUND                   5

 FEDERAL MONEY MARKET FUND                         9

 U.S. GOVERNMENT MONEY MARKET FUND                13

 CASH MANAGEMENT FUND                             17

 PRIME MONEY MARKET FUND                          22

 TAX FREE MONEY MARKET FUND                       27

 THE FUND'S INVESTMENT ADVISER AND YEAR 2000      32

 HOW YOUR ACCOUNT WORKS                           33

 BUYING FUND SHARES                               33

 SELLING FUND SHARES                              35

 OTHER INFORMATION CONCERNING THE FUNDS           35

 DISTRIBUTIONS AND TAXES                          36

 SHAREHOLDER SERVICES                             38

 WHAT THE TERMS MEAN                              39

 FINANCIAL HIGHLIGHTS                             40

 HOW TO REACH US                          Back cover

CHASE VISTA 100% U.S. TREASURY SECURITIES MONEY MARKET FUND

The Fund's
objective

The Fund aims to
provide the highest
possible level of
current income while
still maintaining
liquidity and
providing maximum
safety of principal.

The Fund's main investment strategy

The Fund invests solely in direct debt securities of the U.S. Treasury, including Treasury bills, bonds and notes. These investments carry different interest rates, maturities and issue dates.

The Fund does not buy securities issued or guaranteed by agencies of the U.S. government and it does not enter into repurchase agreements. The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those investments which have remaining maturities of 397 days or less.


The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.


The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and market sectors.

The Fund seeks to maintain a net asset value of $1.00 per share.


The Fund may change any of its investment policies (except its investment objective) without shareholder approval.[logo]

CHASE VISTA 100% U.S. TREASURY SECURITIES MONEY MARKET FUND


The main investment risks


The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.


Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]



Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the 100% U.S. Treasury Securities Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Securities in the Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.

The performance for the period before Institutional Class Shares were launched in June of 1996 is based upon the performance for the Vista Class Shares of the Fund.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future. The bars for 1992, 1993, 1994, 1995, and 1996 are based upon the performance for the Vista Class Shares of the Fund.

[GRAPH CHART PLOT POINTS]

1992        3.35%
1993        2.60%
1994        3.50%
1995        5.17%
1996        4.94%
1997        5.24%
1998        5.23%

[END PLOT POINTS]

The total return for the Fund from January 1, 1999 to September 30, 1999 was 3.36%.



--------------------------------------
  BEST QUARTER                   1.32%
--------------------------------------
                     2nd quarter, 1995

--------------------------------------
  WORST QUARTER                  0.63%
--------------------------------------
                     2nd quarter, 1993


AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1998



                                                     SINCE
                                                     INCEPTION
                        PAST 1 YEAR   PAST 5 YEARS   11/30/91
--------------------------------------------------------------
 INSTITUTIONAL SHARES   5.23%         4.81%          4.29%
--------------------------------------------------------------

CHASE VISTA 100% U.S. TREASURY SECURITIES MONEY MARKET FUND


Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                                    TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER           FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES        EXPENSES
----------------------------------------------------------------------------------
 INSTITUTIONAL
 SHARES             0.10%          NONE             0.24%#           0.34%#
----------------------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year. #Restated from most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.15% and the Total Annual Fund Operating Expenses are expected not to exceed 0.25%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:


YOUR COSTS WOULD BE:


NUMBER OF YEARS:    1       3        5        10
--------------------------------------------------
 COSTS:             $35     $109     $191     $431
--------------------------------------------------

CHASE VISTA TREASURY PLUS MONEY MARKET FUND

The Fund's
objective

The Fund aims to
provide the highest
possible level of
current income while
still maintaining
liquidity and
preserving capital.

The Fund's main investment strategy

The Fund invests at least 65% of its assets in direct debt securities of the U.S. Treasury, including Treasury bills, bonds and notes, and repurchase agreements collateralized by their investments. These debt securities carry different interest rates, maturities and issue dates.

The Fund also seeks to enhance its performance by investing in repurchase agreements, using debt securities guaranteed by the U.S. Treasury as collateral.

The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.


The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.

CHASE VISTA TREASURY PLUS MONEY MARKET FUND

The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund may change any of its investment policies (except its investment objective) without shareholder approval.[logo]

The main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.


Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the Treasury Plus Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Securities in the Fund's portfolio may not earn as high a current income as longer term or lower- quality securities.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how
this Fund will perform in the future.

[GRAPH CHART PLOT POINTS]

1995        5.62%
1996        5.15%
1997        5.35%
1998        5.29%

[END PLOT POINTS]


The total return for the Fund from January 1, 1999 to September 30, 1999 was 3.48%.



  BEST QUARTER                   1.41%
--------------------------------------
                     2nd Quarter, 1995

--------------------------------------
  WORST QUARTER                  1.20%
--------------------------------------
                     4th Quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1998



                                          SINCE
                                          INCEPTION
                          PAST 1 YEAR     4/20/94
-------------------------------------------------------
 INSTITUTIONAL SHARES     5.29%           5.21%
-------------------------------------------------------

CHASE VISTA TREASURY PLUS MONEY MARKET FUND


Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                                    TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER           FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES        EXPENSES
----------------------------------------------------------------------------------
 INSTITUTIONAL
 SHARES             0.10%          NONE             0.24%#           0.34%#
----------------------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year. #Restated from most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.15% and the Total Annual Fund Operating Expenses are expected not to exceed 0.25%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:


YOUR COSTS WOULD BE:


NUMBER OF YEARS   1       3        5        10
-------------------------------------------------------
 COSTS:           $35     $109     $191     $431
-------------------------------------------------------

CHASE VISTA FEDERAL MONEY MARKET FUND

The Fund's
objective

The Fund aims to
provide current
income while still
preserving capital
and maintaining
liquidity.

The Fund's main investment
strategy

The Fund invests primarily in:

o direct debt securities of the U.S. Treasury, including Treasury bills, bonds and notes, and

o debt securities that certain U.S. government agencies or authorities have either issued or guaranteed as to principal and interest.

The Fund does not enter into repurchase agreements. The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.


The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.

CHASE VISTA FEDERAL MONEY MARKET FUND

The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund may change any of its investment policies (except its investment objective) without shareholder approval.[logo]

The main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.


Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]



Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the Federal Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Securities in the Fund's portfolio may not earn as high a current income as longer term or lower- quality securities.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]

YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

[GRAPH CHART PLOT POINTS]

1995        5.71%
1996        5.24%
1997        5.43%
1998        5.32%

[END PLOT POINTS]


The total return for the Fund from January 1, 1999 to September 30, 1999 was 3.62%.



  BEST QUARTER                   1.42%
--------------------------------------
                     2nd quarter, 1995

--------------------------------------
  WORST QUARTER                  1.24%
--------------------------------------
                     4th quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1998



                                          SINCE
                                          INCEPTION
                          PAST 1 YEAR     4/20/94
---------------------------------------------------------
 INSTITUTIONAL SHARES     5.32%           5.31%
---------------------------------------------------------

CHASE VISTA FEDERAL MONEY MARKET FUND


Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                                 TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER        FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES     EXPENSES
-------------------------------------------------------------------------------
INSTITUTIONAL
SHARES              0.10%          NONE             0.24%        0.34%
-------------------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year.

The actual Other Expenses are currently expected to be 0.16% and the Total Annual Fund Operating Expenses are expected not to exceed 0.26%. That's because The Chase Manhattan and (Chase) and some of the other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:


YOUR COSTS WOULD BE:


NUMBER OF YEARS:   1       3        5        10
----------------------------------------------------
 COSTS:            $35     $109     $191     $431
----------------------------------------------------

CHASE VISTA U.S. GOVERNMENT MONEY MARKET FUND

The Fund's
objective

The Fund aims to
provide the highest
possible level of
current income while
still maintaining
liquidity and
preserving capital.

The Fund's main investment
strategy

The Fund invests substantially all its assets in:

o debt securities issued or guaranteed by the U.S. Treasury or agencies or authorities of the U.S. Government, and

o repurchase agreements using these securities as collateral.

The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.


The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.

CHASE VISTA U.S. GOVERNMENT MONEY MARKET FUND

The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund may change any of its investment policies (except its investment objective) without shareholder approval.[logo]

The main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.


Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the U.S. Government Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Securities in the Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied since the Fund was launched in 1988. This provides some indication of the risks of investing in the Fund.


The performance for the period before Institutional Class Shares were launched in December of 1993 is based upon the performance for the Premier Class Shares of the Fund.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future. The bars for 1989, 1990, 1991, 1992, and 1993 are based upon the performance for the Premier Class Shares of the Fund.

[GRAPHIC PLOT POINTS]

1989             8.72%
1990             7.70%
1991             5.81%
1992             3.40%
1993             2.71%
1994             4.12%
1995             5.83%
1996             5.33%
1997             5.46%
1998             5.38%

[END PLOT POINTS]

The total return for the Fund from January 1, 1999 to September 30, 1999 was 3.61%.


  BEST QUARTER                   2.21%
--------------------------------------
                     2nd quarter, 1989

--------------------------------------
  WORST QUARTER                  0.66%
--------------------------------------
                     2nd quarter, 1993

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1998



                        PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------
 INSTITUTIONAL SHARES   5.38%         5.22%          5.43%
------------------------------------------------------------------

CHASE VISTA U.S. GOVERNMENT MONEY MARKET FUND


Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                                    TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER           FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES        EXPENSES
----------------------------------------------------------------------------------
 INSTITUTIONAL
 SHARES             0.10%          NONE             0.23%#          0.33%#
----------------------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year. #Restated from most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.16% and the Total Annual Fund Operating Expenses are expected not to exceed 0.26%. That's because The Chase Manhattan and (Chase) and some of the other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:


YOUR COSTS WOULD BE:


NUMBER OF YEARS:   1       3        5        10
-------------------------------------------------------
 COSTS:            $34     $106     $185     $418
-------------------------------------------------------

CHASE VISTA CASH MANAGEMENT FUND

The Fund's
objective

The Fund aims to
provide the highest
possible level of
current income while
still maintaining
liquidity and
preserving capital.


The Fund's main investment
strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

o high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

o debt securities issued or guaranteed by qualified banks. These are:

  o U.S. banks with more than $1 billion in total assets and foreign branches of these banks

  o foreign banks with the equivalent of more than $10 billion in total assets and which have branches or agencies in the U.S.

  o other U.S. or foreign commercial banks which the Fund's advisers judge to have comparable credit standing

o securities issued or guaranteed by the U.S. Government, its agencies or authorities

o asset-backed securities

o repurchase agreements

The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less.

CHASE VISTA CASH MANAGEMENT FUND

The Fund may invest any portion of its assets in debt securities issued or guaranteed by U.S. banks and their foreign branches. These include certificates of deposit, time deposits and bankers' acceptances.

The Fund seeks to maintain a net asset value of $1.00 per share.


The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.


The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund may change any of its investment policies (except its investment objective) without shareholder approval.[logo]

The main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

Investments in foreign banks and other foreign issuers may be riskier than investments in the United States. That could be, in part, because of difficulty converting investments into cash, political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.


Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the Cash Management Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Securities in the Fund's portfolio may not earn as high a current income as longer term or lower- quality securities.

CHASE VISTA CASH MANAGEMENT FUND

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.

The performance for the period before Institutional Class Shares were launched in May of 1996 is based upon the performance for the Vista Class Shares of the Fund.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future. The bars for 1992, 1993, 1994, 1995, and 1996 are based upon the performance for the Vista Class Shares of the Fund.


[GRAPHIC PLOT POINTS]

1992             3.40%
1993             2.72%
1994             3.84%
1995             5.50%
1996             5.21%
1997             5.54%
1998             5.50%

[END PLOT POINTS]


The total return for the Fund from January 1, 1999 to September 30, 1999 was 3.72%.



  BEST QUARTER                   1.39%
--------------------------------------
                     2nd quarter, 1995
                     4th quarter, 1997

--------------------------------------
  WORST QUARTER                  0.66%
--------------------------------------
                     2nd quarter, 1993


AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1998



                                                     SINCE
                                                     INCEPTION
                        PAST 1 YEAR   PAST 5 YEARS   11/30/91
-----------------------------------------------------------------
 INSTITUTIONAL SHARES   5.50%         5.10%          4.51%
-----------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                                    TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER           FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES        EXPENSES
----------------------------------------------------------------------------------
 INSTITUTIONAL
 SHARES             0.10%          NONE             0.23%#          0.33%#
----------------------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year. #Restated from most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.16% and the Total Annual Fund Operating Expenses are expected not to exceed 0.26%. That's because The Chase Manhattan and (Chase) and some of the other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:


YOUR COSTS WOULD BE:


NUMBER OF YEARS:   1      3        5         10
------------------------------------------------------
 COSTS:            $34    $106     $185      $418
------------------------------------------------------

CHASE VISTA PRIME MONEY MARKET FUND

The Fund's
objective

The Fund aims to
provide the highest
possible level of
current income while
still maintaining
liquidity and
preserving capital.

The Fund's main investment
strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

o high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

o debt securities issued or guaranteed by qualified banks. These are:

  o U.S. banks with more than $1 billion in total assets, and foreign branches of these banks

  o foreign banks with the equivalent of more than $10 billion in total assets and which have branches or agencies in the U.S.

  o other U.S. or foreign commercial banks which the Fund's advisers judge to have comparable credit standing

o securities issued or guaranteed by the U.S. Government, its agencies or authorities

o asset-backed securities

o repurchase agreements

The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less.

The Fund may invest any portion of its assets in debt securities issued or guaranteed by U.S. banks and their foreign branches. These include certificates of deposit, time deposits and bankers' acceptances.


The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.


The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund may change any of its investment policies (except its investment objective) without shareholder approval.[logo]

CHASE VISTA PRIME MONEY MARKET FUND

The main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

Investments in foreign banks and other foreign issuers may be riskier than investments in the United States. That could be, in part, because of difficulty converting investments into cash, political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.


Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the Prime Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Securities in the Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.


The performance for the period before Institutional Class Shares were launched in April of 1994 is based upon the performance for the Premier Class Shares of the Fund.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]

YEAR-BY-YEAR RETURNS


Past performance does not predict how this Fund will perform in the future. The bar for 1994 is based upon the performance for the Premier Class Shares of the Fund.


[GRAPHIC PLOT POINTS]

1994             4.21%
1995             5.84%
1996             5.40%
1997             5.58%
1998             5.53%

[END PLOT POINTS]


The total return for the Fund from January 1, 1999 to September 30, 1999 was 3.74%.


  BEST QUARTER                   1.46%
--------------------------------------
                     2nd quarter, 1995

--------------------------------------
  WORST QUARTER                  0.75%
--------------------------------------
                     1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1998



                                                           SINCE
                                                           INCEPTION
                          PAST 1 YEAR     PAST 5 YEARS     11/15/93
------------------------------------------------------------------------
 INSTITUTIONAL SHARES     5.53%           5.31%            5.24%
------------------------------------------------------------------------

CHASE VISTA PRIME MONEY MARKET FUND


Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                                    TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER           FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES        EXPENSES
----------------------------------------------------------------------------------
 INSTITUTIONAL
 SHARES             0.10%          NONE             0.24%#          0.34%#
----------------------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year. #Restated from most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.16% and the Total Annual Fund Operating Expenses are expected not to exceed 0.26%. That's because The Chase Manhattan and (Chase) and some of the other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:


YOUR COSTS WOULD BE:


NUMBER OF YEARS:   1       3        5        10
-------------------------------------------------------
 COSTS:            $35     $109     $191     $431
-------------------------------------------------------

CHASE VISTA TAX FREE MONEY MARKET FUND

The Fund's
objective

The Fund aims to
provide the highest
possible level of
current income
which is excluded
from gross income,
while still preserving
capital and
maintaining liquidity.

The Fund's main investment
strategy

Under normal market conditions, the Fund will try to invest 100% of its assets in municipal obligations, the interest on which is excluded from gross income and which is not subject to the alternative minimum tax on individuals.

As a fundamental policy, the Fund will invest at least 80% of its assets in municipal obligations. The remaining 20% of total assets may be invested in securities which are subject to federal income tax or the federal alternative minimum tax for individuals. To temporarily defend its assets, the Fund may exceed this limit.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.

The Fund invests only in securities issued and payable in U.S. dollars.


Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.

CHASE VISTA TAX FREE MONEY MARKET FUND

The dollar-weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those investments which have remaining maturities of 397 days or less.

The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund may change any of its non-fundamental investment policies (except its investment objective) without shareholder approval.[logo]

The main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.


Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the Tax Free Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Securities in the Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

Interest on certain municipal obligations is subject to the federal alternate minimum tax. Normally, up to 20% of the Fund's total assets may be invested in securities that are subject to this tax. Consult your tax professional for more information.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes it more susceptible to economic problems among the institutions issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]

CHASE VISTA TAX FREE MONEY MARKET FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.


The performance for the period before Institutional Class Shares were launched in November of 1993 is based upon the performance for the Premier Class Shares of the Fund.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]

YEAR-BY-YEAR RETURNS


Past performance does not predict how this Fund will perform in the future. The bars for 1989, 1990, 1991, 1992 and 1993 are based upon the performance for the Premier Class Shares of the Fund.


[GRAPHIC PLOT POINTS]

1989             5.82%
1990             5.50%
1991             4.38%
1992             2.83%
1993             2.15%
1994             2.67%
1995             3.68%
1996             3.31%
1997             3.50%
1998             3.33%

[END PLOT POINTS]


The total return for the Fund from January 1, 1999 to September 30, 1999 was 2.24%.


  BEST QUARTER                   1.51%
--------------------------------------
                     2nd quarter, 1989

--------------------------------------
  WORST QUARTER                  0.51%
--------------------------------------
                     1st quarter, 1993

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1998



                        PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------
 INSTITUTIONAL SHARES   3.33%         3.30%          3.71%
------------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                                    TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER           FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES        EXPENSES
----------------------------------------------------------------------------------
 INSTITUTIONAL
 SHARES             0.10%          NONE             0.29%#          0.39%#
----------------------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year. #Restated from most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.16% and the Total Annual Fund Operating Expenses are expected not to exceed 0.26%. That's because The Chase Manhattan and (Chase) and some of the other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o  you invest $10,000
o  you sell all your shares at the end of the period
o  your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:


YOUR COSTS WOULD BE:


NUMBER OF YEARS:   1       3        5        10
------------------------------------------------------
 COSTS:            $40     $125     $219     $493
------------------------------------------------------

FUND'S INVESTMENT ADVISER

Fund's investment adviser

The Chase Manhattan Bank (Chase) is the investment adviser to the Fund. Chase is a wholly owned subsidiary of The Chase Manhattan Corporation (CMC), a bank holding company. Chase provides the Funds with investment advice and supervision. Chase and its predecessors have more than a century of money management experience. Chase is located at 270 Park Avenue, New York, NY 10017.


For the fiscal year ended August 31, 1999, Chase was paid a management fee of 0.10% of the average daily net assets of each Fund.

Chase Asset Management, Inc. (CAM) is the sub-adviser to every Fund except the Cash Management Fund and the Tax Free Money Market Fund. CAM is a wholly-owned subsidiary of Chase. It makes the day-to-day investment decisions for the Funds. CAM provides discretionary investment advisory services to institutional clients. CAM is located at 1211 Avenue of the Americas, New York, NY 10036.


THE YEAR 2000


The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning on January 1, 2000. The Fund's advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Funds hold or securities markets generally.

HOW YOUR ACCOUNT WORKS

Buying Fund shares

You don't pay any sales charge (sometimes called a load) when you buy shares in these funds. The price you pay for your shares is the net asset value per share
(NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. All of these Funds seek to maintain a stable NAV of $1.00. Each Fund uses the amortized cost to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.


The NAV of each class of shares is generally calculated by 6:00 p.m. Eastern time each day the Funds are accepting purchase orders. You'll pay the next NAV calculated after the Chase Vista Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

Only qualified investors can buy these shares. The list of qualified investors includes institutions, trusts, partnerships, corporations, retirement plans and fiduciary accounts opened by banks, trust companies or thrift institutions which exercise investment authority over such accounts, as well as individuals who meet a Fund's minimum investment requirements for these shares. Your financial service firm may not offer these

HOW YOUR ACCOUNT WORKS


shares to all types of qualified investors and may set additional investor qualification requirements for these shares.


You can buy shares only through financial service firms, such as broker-dealers and banks that have an agreement with the Funds. Shares are available on any business day the Federal Reserve Bank of New York and the New York Stock Exchange are open. If we receive your order by the Fund's cut-off time, we'll process your order at that day's price and you'll be entitled to all dividends declared that day. If we receive your order after the cut-off time, we'll generally process it at the next day's price, but we may process it that day if we receive it before 4:00 p.m. (Eastern time). Normally, the cut-off (in Eastern time) is:

----------------------------------------
 100% U.S. TREASURY
 SECURITIES MONEY MARKET
 FUND                         NOON
----------------------------------------
 TAX FREE MONEY MARKET
 FUND                         NOON
----------------------------------------
 FEDERAL MONEY MARKET
 FUND                         2:00 P.M.
----------------------------------------
 U.S. GOVERNMENT MONEY
 MARKET FUND                  4:00 P.M.
----------------------------------------
 CASH MANAGEMENT FUND         4:00 P.M.
----------------------------------------
 PRIME MONEY MARKET FUND      4:00 P.M.
----------------------------------------
 TREASURY PLUS MONEY
 MARKET FUND                  4:00 P.M.
----------------------------------------


A later cut-off time may be permitted for investors buying their shares (through Chase or a bank affiliate of Chase) so long as such later cut-off time is before the Fund's NAV is calculated.


If you buy through an agent and not directly from the Chase Vista Funds Service Center, the agent could set earlier cut-off times. The Funds may close earlier a few days each year if the Public Securities Association recommends that the U.S. Government securities market close trading early.

All purchases of Institutional shares must be paid for by federal funds wire. If the Chase Vista Funds Service Center does not receive federal funds by 4:00 p.m. Eastern time on the day of the order, the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account.

The Funds have the right to reject any purchase order.
TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

------------------------------------
THE CHASE VISTA FUNDS SERVICE CENTER
------------------------------------
1-800-62-CHASE
------------------------------------

MINIMUM INVESTMENTS

Investors must buy a minimum $1,000,000 worth of Institutional Shares in a Fund to open an account. There are no minimum levels for subsequent purchases, but you must always have an average of $1,000,000 in your account.

Your financial service firm may charge you a fee and may offer additional services, such as special purchase redemption programs, "sweep" programs, cash advances and redemption checks. Your firm may set different minimum investments and earlier cut-off times.[logo]

Selling Fund shares

When you sell your shares you'll receive the next NAV calculated after the Chase Funds Service Center accepts your order in proper form. We ask that you tell us early in the day if you plan to sell your shares so we can effectively manage the Funds.

We will need the names of the registered shareholders and the your account number before we can sell your shares. We will wire the proceeds from the sale to your bank account on the same day if we receive your request before the later of the Fund's cut-off time or 2:00 p.m. Eastern time. The money will be wired the next day for requests we receive after this deadline. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.[logo]

SELLING SHARES

Through your financial service firms

Tell your firm which Funds you want to sell. They'll send all necessary documents to the Chase Vista Funds Service Center.

Through the Vista Service Center

Call 1-800-62-CHASE. We'll send the proceeds by wire only to the bank account on our records. We charge $10 for each transaction by wire.[logo]

Other information concerning the funds

We may close your account if the balance falls below $1,000,000. We'll give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the Chase Vista Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Vista Fund Distributors Inc.(VFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with Chase.

HOW YOUR ACCOUNT WORKS

The Trust has agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Shares of each Fund held by investors serviced by the shareholder servicing agent.

Chase and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the fund attributable to shares of the Fund held by customers of those shareholder servicing agents.

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive different amount for each class.

Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.[logo]

Distributions and taxes

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. We distribute the dividends monthly in the form of additional shares, unless you tell us that you want payment in cash or deposited in a pre-assigned bank account. The taxation of dividends won't be affected by the form in which you receive them. We distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

Dividends are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income by the Tax Free Funds are not subject to federal income taxes but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is only a general summary of tax implications of investing in these Funds. Please consult your tax advisor to see how investing in the Funds will affect your own tax situation.[logo]

SHAREHOLDER SERVICES

EXCHANGE PRIVILEGES

You can exchange your Institutional shares for shares in certain other Vista funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the fund you want to buy before making an exchange. You'll need to meet any minimum investment requirements and may have to pay a sales commission. Call 1-800-62-CHASE for details.

You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGE BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the Chase Vista Funds Service Center or your investment representative.[logo]

What the terms mean

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.[logo]

FINANCIAL HIGHLIGHTS

Chase Vista 100% U.S. Treasury Securities Money Market Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods since shares were first offered. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund.


The financial statements which include the financial information set forth in the table below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                                             Year         Year        Year    6/30/96*
                                                            ended        ended       ended     through
                                                          8/31/99      8/31/98     8/31/97     8/31/96
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 1.00       $ 1.00      $ 1.00      $ 1.00
------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                                      0.05         0.05        0.05        0.01
 Less distributions:
  Dividends from net investment income                       0.05         0.05        0.05        0.01
------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 1.00       $ 1.00      $ 1.00      $ 1.00
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                4.67%        5.30%       5.20%       1.23%
======================================================================================================

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                       $ 895        $1,796      $   81      $    1
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets#                    0.24%        0.21%       0.27%       0.21%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets#       4.51%        5.13%       5.06%       3.65%
------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers and
assumption of expenses to average net assets#               0.32%        0.25%       0.27%       0.21%
------------------------------------------------------------------------------------------------------
Ratio of net investment income without waivers and
assumption of expenses to average net assets#               4.43%        5.09%       5.06%       3.65%
------------------------------------------------------------------------------------------------------



*Commencement of offering shares.
#Short periods have been annualized.

Chase Vista Treasury Plus Money Market Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods since shares were first offered. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund.


The financial statements which include the financial information set forth in the table below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                               Year        Year        Year        Year        Year
                                              ended       ended       ended       ended       ended
                                            8/31/99     8/31/98     8/31/97     8/31/96     8/31/95
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
---------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                        0.05        0.05        0.05        0.05        0.05
 Less distributions:
  Dividends from net investment income         0.05        0.05        0.05        0.05        0.05
---------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                  4.75%       5.44%       5.24%       5.29%       5.36%
===================================================================================================

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of period (millions)         $  980      $  876      $  292      $  189      $   18
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets       0.24%       0.21%       0.26%       0.30%       0.32%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                            4.61%       5.29%       5.16%       5.11%       5.21%
---------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                            0.31%       0.25%       0.26%       0.38%       0.89%
---------------------------------------------------------------------------------------------------
Ratio of net investment income without
waivers and assumption of expenses to
average net assets                            4.54%       5.25%       5.16%       5.03%       4.64%
---------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Chase Vista Federal Money Market Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods since shares were first offered. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund.


The financial statements which include the financial information set forth in the table below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                               Year        Year        Year        Year        Year
                                              ended       ended       ended       ended       ended
                                            8/31/99     8/31/98     8/31/97     8/31/96     8/31/95
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
---------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                        0.05        0.05        0.05        0.05        0.05
 Less distributions:
  Dividends from net investment income         0.05        0.05        0.05        0.05        0.05
---------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                  4.92%       5.46%       5.35%       5.35%       5.57%
===================================================================================================

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of period (millions)         $  248      $  198      $  131      $  141      $  114
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets       0.26%       0.27%       0.27%       0.30%       0.31%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                            4.79%       5.32%       5.23%       5.20%       5.45%
---------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                            0.34%       0.27%       0.27%       0.30%       0.37%
---------------------------------------------------------------------------------------------------
Ratio of net investment income without
waivers and assumption of expenses to
average net assets                            4.71%       5.32%       5.23%       5.20%       5.39%
---------------------------------------------------------------------------------------------------

Chase Vista U.S. Government Money Market Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods since shares were first offered. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund.


The financial statements which include the financial information set forth in the table below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                                Year         Year         Year         Year        Year
                                               ended        ended        ended        ended       ended
                                             8/31/99      8/31/98      8/31/97      8/31/96     8/31/95
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 1.00       $ 1.00       $ 1.00       $ 1.00      $ 1.00
-------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                         0.05         0.05         0.05         0.05        0.05
 Less distributions:
  Dividends from net investment income          0.05         0.05         0.05         0.05        0.05
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 1.00       $ 1.00       $ 1.00       $ 1.00      $ 1.00
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                   4.92%        5.51%        5.40%        5.45%       5.60%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)          $2,913       $2,797       $2,955       $1,182      $  466
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets        0.25%        0.24%        0.24%        0.27%       0.27%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net asset                              4.80%        5.36%        5.29%        5.30%       5.58%
-------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                             0.31%        0.24%        0.24%        0.27%       0.28%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income without
waivers and assumption of expenses to
average net assets                             4.74%        5.36%        5.29%        5.30%       5.57%
-------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Chase Vista Cash Management Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods since shares were first offered. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the period ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund.


The financial statements which include the financial information set forth in the table below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                                             Year         Year        Year      5/6/96*
                                                            ended        ended       ended      through
                                                          8/31/99      8/31/98     8/31/97      8/31/96
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 1.00       $ 1.00      $ 1.00      $ 1.00
------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                                      0.05         0.06        0.05        0.02
 Less distributions:
  Dividends from net investment income                       0.05         0.06        0.05        0.02
------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 1.00       $ 1.00      $ 1.00      $ 1.00
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                5.09%        5.59%       5.45%       1.69%
======================================================================================================

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of period (million)                        $1,547       $1,060      $  924      $  657
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets#                    0.26%        0.24%       0.24%       0.25%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net asset#        4.95%        5.45%       5.34%       5.22%
------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers and
assumption of expenses to average net assets#               0.32%        0.24%       0.24%       0.25%
------------------------------------------------------------------------------------------------------
Ratio of net investment income without waivers and
assumption of expenses to average net assets#               4.89%        5.45%       5.34%       5.22%
------------------------------------------------------------------------------------------------------



*Commencement of offering shares.
#Short periods have been annualized.

Chase Vista Prime Money Market Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods since shares were first offered. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund.


The financial statements which include the financial information set forth in the table below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                                Year         Year         Year        Year        Year
                                               ended        ended        ended       ended       ended
                                             8/31/99      8/31/98      8/31/97     8/31/96     8/31/95
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 1.00       $ 1.00       $ 1.00      $ 1.00      $ 1.00
------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                         0.05         0.06         0.05        0.05        0.06
 Less distributions:
  Dividends from net investment income          0.05         0.06         0.05        0.05        0.06
------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 1.00       $ 1.00       $ 1.00      $ 1.00      $ 1.00
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                   5.10%        5.65%        5.49%       5.51%       5.62%
======================================================================================================

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)          $8,161       $4,722       $1,348      $  725      $  186
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets        0.26%        0.24%        0.25%       0.26%       0.27%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                             4.96%        5.50%        5.37%       5.33%       5.57%
------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                             0.33%        0.24%        0.25%       0.26%       0.35%
------------------------------------------------------------------------------------------------------
Ratio of net investment income without
waivers and assumption of expenses to
average net assets                             4.89%        5.50%        5.37%       5.33%       5.49%
------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Chase Vista Tax Free Money Market Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods since shares were first offered. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout each period shown. This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund. The financial statements which include the financial information set forth in the table below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                                               Year        Year        Year        Year        Year
                                              ended       ended       ended       ended       ended
                                            8/31/99     8/31/98     8/31/97     8/31/96     8/31/95
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
---------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                        0.03        0.03        0.04        0.03        0.04
 Less distributions:
  Dividends from net investment income         0.03        0.03        0.04        0.03        0.04
---------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                  3.07%       3.45%       3.45%       3.40%       3.53%
===================================================================================================

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of period (millions)         $  476      $  410      $  286      $  149      $  108
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets       0.26%       0.26%       0.26%       0.31%       0.33%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                            3.01%       3.37%       3.41%       3.33%       3.46%
---------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                            0.35%       0.26%       0.26%       0.31%       0.34%
---------------------------------------------------------------------------------------------------
Ratio of net investment income without
waivers and assumption of expenses to
average net assets                            2.92%       3.37%       3.41%       3.33%       3.45%
---------------------------------------------------------------------------------------------------

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


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


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

HOW TO REACH US

More information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-34-VISTA or writing to:

Chase Vista Funds Service Center
P.O. Box 419392
Kansas City, MO 64141-6392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information online at www.chasevista.com on the internet.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section, and copy the documents while you're there.


Public Reference Section of the SEC

Washington, DC 20549-0102.
1-202-942-8090
Email: publicinfo@sec.gov


Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-8358.

Chase Vista Funds
Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039